                                                                   EXHIBIT 10(k)

FORM: SCI NON-DUAL EMPLOYEE
      ---------------------

                              SEVERANCE AGREEMENT


     THIS SEVERANCE AGREEMENT ("Agreement") is made and entered into as of the 12th day of February, 1996 by and between Sterling Commerce, Inc., a Delaware corporation ("Sterling Commerce"), and ____________________, an individual ("Executive").

                                   RECITALS:

     WHEREAS, Sterling Commerce acquires, develops, markets and supports a broad range of products and services; and

     WHEREAS, Sterling Commerce desires to retain Executive as its ____________________; and

     WHEREAS, Executive is willing to accept such responsibilities;

     NOW, THEREFORE, in consideration of the premises and covenants contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                  AGREEMENTS:

     1.   Employment.  Executive agrees to render such managerial services as
          ----------
          are customarily required of the ____________________, and Sterling Commerce agrees to utilize such services on the terms and conditions contained herein.

     2.   Term.  This Agreement shall commence on the date on which the purchase
          ----
          and sale of shares of common stock of Sterling Commerce pursuant to its initial public offering of common stock first occurs and shall continue in effect for _____ (__) months after the "Notice Date" as defined in paragraph 3 hereof.

     3.   Termination of Employment.  The parties acknowledge that Executive is
          -------------------------
          employed "at will" and may be terminated by Sterling Commerce at any time with or without cause. The Executive shall be entitled to termination pay calculated in accordance with Section 4 hereof upon termination of Executive's employment by Sterling Commerce, with or without cause.

          The date on which a notice of termination is given to Executive by Sterling Commerce shall be deemed the "Notice Date" with the termination to be effective _____ (__) months following the Notice Date. On the Notice Date, Executive shall be deemed to have been assigned "no duties," shall vacate his or her office and shall resign as an officer of Sterling Commerce and its subsidiaries. Since Executive will be assigned "no duties" with Sterling Commerce, Executive shall be free to pursue other employment or consulting opportunities during the _____ month period in which Executive receives termination pay.

     4.   Termination Pay.  For purposes of this Agreement, if Executive's
          ---------------
          employment is terminated (or deemed to be terminated) pursuant to
          Section 3, upon receipt from Executive (or Executive's estate or personal representative) of a fully executed release in form reasonably acceptable to counsel for Sterling Commerce, Sterling Commerce shall cause Sterling Software (Northern America), Inc., which is to become a wholly-owned subsidiary of Sterling Commerce and thereafter be renamed Sterling Commerce (Northern America), Inc., to pay to Executive as termination pay:

          (a) an amount equal to _____ hundred percent of Executive's aggregate monthly salary for the twelve (12) months immediately preceding the Notice Date (or, if Executive shall not have been employed for such twelve month period, an amount equal to _____ hundred percent of Executive's annual salary rate in effect immediately prior to the Notice Date); and

          (b)  an amount equivalent to the product of _____ times:

               (i) if Executive shall have completed at least twelve months employment with Sterling Commerce prior to the Notice Date, the amount of Executive's aggregate bonuses during the twelve months immediately prior to the Notice Date (the "Last Bonus"), after deducting from such product one hundred percent (100%) of the accrued but unpaid bonus amount Executive is entitled to receive on the Notice Date, pursuant to any bonus or incentive compensation plan of Sterling Commerce, for periods of service after the period for which Executive received or was entitled to receive the Last Bonus or

               (ii) if Executive shall not have completed at least twelve months employment with Sterling Commerce prior to the Notice Date, an amount equal to the greater of

                    (x)  the amount of the Last Bonus, if any, or

                    (y) 100% of the aggregate of the budgeted annual bonus, incentive or other budgeted payments of cash compensation, in addition to Base Pay, at plan for such Executive in effect immediately prior to the Notice Date, after deducting from such product under this clause (ii) one hundred percent (100%) of the accrued but unpaid bonus amount Executive is entitled to receive on the Notice Date, pursuant to any bonus or incentive plan of Sterling Commerce, for periods of service after the period for which Executive received or was entitled to receive the Last Bonus, if any.

          In the event of Executive's death or disability following the Notice Date, Executive, Executive's estate or Executive's personal representative, as the case may be, shall continue to receive the termination payments provided for in this Section 4.

     5.   Disbursement of Termination Pay.  The aggregate amount of all
          -------------------------------
          termination payments that are payable to Executive as provided in
          Section 4 hereof shall be determined in good faith by Sterling Commerce within 15 days following the Notice Date, and such termination payments shall be distributed by Sterling Commerce to Executive in _____ (__) equal bi-monthly installments beginning thirty
          (30) days following the Notice Date and continuing bi-monthly thereafter.

     6.   Continuation of Medical and Health Benefits.  For a period of _____
          -------------------------------------------
          (__) months following the Notice Date, Sterling Commerce shall arrange to provide Executive, at no additional charge to Executive, with life, medical, dental, health, accident and disability insurance benefits substantially similar to those that Executive is receiving or is entitled to receive immediately prior to the Notice Date, which benefits shall in no event be less than those benefits in effect immediately prior to the Notice Date.

     7.   Continued Participation in Employee Plans.  For a period of _____ (__)
          -----------------------------------------
          months following the Notice Date, the Executive shall continue to participate in Sterling Commerce's Employee Stock Ownership Plan and/or 401(k) Plan and any other such plans as may be adopted in the future for the benefit and retention of Sterling Commerce's executive officers. In no event will Sterling Commerce be required to make any new grants of options to such Executive under Sterling Commerce's Stock Option Plan after the Notice Date.

     8.   Change-in-Control.  Sterling Commerce and the Executive are parties to
          -----------------
          a Change-in-Control Severance Agreement, dated the date hereof (as such agreement may be amended from time to time, the "Change-in-Control Agreement"). Notwithstanding anything contained in this Agreement to the contrary, in the event the Notice Date occurs under circumstances in which the Executive would otherwise be entitled to receive payments and benefits under both this Agreement and the Change-in-Control Agreement, the Executive shall have the right to elect to receive payments and benefits under either this Agreement or the Change-in-Control Agreement, but not both. Within five business days following the Notice Date under circumstances in which this Section 8 would apply, Sterling Commerce shall provide the Executive, in writing, a reasonably detailed determination of the payments and other benefits under each of this Agreement and the Change-in-Control Agreement. The Executive shall make the election provided for in this Section 8 within thirty calendar days after Executive's receipt of the written determination referred to in the preceding sentence; provided, however, that if such election is not so made within such 30-day period, the Executive shall be irrevocably deemed to have elected to receive payments and benefits under the Change-in-Control Agreement. Prior to the date on which Executive makes or is deemed to have made the election referred to above, he shall receive all benefits under Sections 4, 5, 6 and 7 of this Agreement as if the Executive had made the election to receive benefits and payments under this Agreement.

     9.   Miscellaneous.
          -------------

          (i) Notices, demands, payments, reports and correspondence shall be addressed to the parties hereto at the address for such party set forth below or such other places as may from time to time be designated in writing to the other party. Notices hereunder shall be deemed to be given on the date such notices are actually received.

                 If to Sterling Commerce, to:  8080 N. Central Expressway
                                               Suite 1100
                                               Dallas, Texas 75206
                                               Attention: President

                 If to Executive, to:



          (ii) This Agreement shall be binding upon Sterling Commerce and Executive and their respective successors, assigns, heirs and personal representatives.

          (iii) The substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of the provisions of this Agreement.

     Executed by the parties hereto on the date first set forth above.


                                           EXECUTIVE




                                           ___________________________________
                                           Name: _____________________________



                                           STERLING COMMERCE, INC.



                                           By: _________________________________
                                               Sterling L. Williams
                                               Chairman of the Board and Chief
                                               Executive Officer

FORM: SCI DUAL EMPLOYEE
      -----------------

                              SEVERANCE AGREEMENT


     THIS SEVERANCE AGREEMENT ("Agreement") is made and entered into as of the 12th day of February, 1996 by and between Sterling Commerce, Inc., a Delaware corporation ("Sterling Commerce"), and ____________________, an individual ("Executive").

                                   RECITALS:

     WHEREAS, Sterling Commerce acquires, develops, markets and supports a broad range of products and services; and

     WHEREAS, Sterling Commerce desires to retain Executive as its ____________________; and

     WHEREAS, Executive is willing to accept such responsibilities;

     NOW, THEREFORE, in consideration of the premises and covenants contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                  AGREEMENTS:

     1.   Employment.  Executive agrees to render such managerial services as
          ----------
          are customarily required of the ____________________, and Sterling Commerce agrees to utilize such services on the terms and conditions contained herein. Sterling Commerce acknowledges that Executive is also employed as a senior executive at Sterling Software, Inc. ("Sterling Software"). Sterling Commerce agrees that such employment is not inconsistent with this Agreement, the level of Executive's compensation at Sterling Commerce having been determined by Sterling Commerce with knowledge of Executive's employment by Sterling Software and the demands on Executive's time and attention required by such employment.

     2.   Term.  This Agreement shall commence on the date on which the purchase
          ----
          and sale of shares of common stock of Sterling Commerce pursuant to its initial public offering of common stock first occurs and shall continue in effect for _____ (__) months after the "Notice Date" as defined in paragraph 3 hereof.

     3.   Termination of Employment.  The parties acknowledge that Executive is
          -------------------------
          employed "at will" and may be terminated by Sterling Commerce at any time with or without cause. The Executive shall be entitled to termination pay calculated in accordance with Section 4 hereof upon termination of Executive's employment by Sterling Commerce, with or without cause.

          The date on which a notice of termination is given to Executive by Sterling Commerce shall be deemed the "Notice Date" with the termination to be effective _____ (__) months following the Notice Date. On the Notice Date, Executive shall be deemed to have been assigned "no duties," shall vacate his or her office and shall resign as an officer of Sterling Commerce and its subsidiaries. Since Executive will be assigned "no duties" with Sterling Commerce, Executive shall be free to pursue other employment or consulting opportunities during the _____ month period in which Executive receives termination pay.

     4.   Termination Pay.  For purposes of this Agreement, if Executive's
          ---------------
          employment is terminated (or deemed to be terminated) pursuant to
          Section 3, upon receipt from Executive (or Executive's estate or personal representative) of a fully executed release in form reasonably acceptable to counsel for Sterling Commerce, Sterling Commerce shall cause Sterling Software (Northern America), Inc., which is to become a wholly-owned subsidiary of Sterling Commerce and thereafter be renamed Sterling Commerce (Northern America), Inc., to pay to Executive as termination pay:

          (a) an amount equal to _____ hundred percent of Executive's aggregate monthly salary for the twelve (12) months immediately preceding the Notice Date (or, if Executive shall not have been employed
               for such twelve month period, an amount equal to   ________
               hundred percent of Executive's annual salary rate in effect immediately prior to the Notice Date); and

          (b)  an amount equivalent to the product of _____ times:

               (i) if Executive shall have completed at least twelve months employment with Sterling Commerce prior to the Notice Date, the amount of Executive's aggregate bonuses during the twelve months immediately prior to the Notice Date (the "Last Bonus"), after deducting from such product one hundred percent (100%) of the accrued but unpaid bonus amount Executive is entitled to receive on the Notice Date, pursuant to any bonus or incentive compensation plan of Sterling Commerce, for periods of service after the period for which Executive received or was entitled to receive the Last Bonus or

               (ii) if Executive shall not have completed at least twelve months employment with Sterling Commerce prior to the Notice Date, an amount equal to the greater of

                      (x)  the amount of the Last Bonus, if any, or

                      (y) 100% of the aggregate of the budgeted annual bonus, incentive or other budgeted payments of cash compensation, in addition to Base Pay, at plan for such Executive in effect immediately prior to the Notice Date, after deducting from such product under this clause (ii) one hundred percent (100%) of the accrued but unpaid bonus amount Executive is entitled to receive on the Notice Date, pursuant to any bonus or incentive plan of Sterling Commerce, for periods of service after the period for which Executive received or was entitled to receive the Last Bonus, if any.

          In the event of Executive's death or disability following the Notice Date, Executive, Executive's estate or Executive's personal representative, as the case may be, shall continue to receive the termination payments provided for in this Section 4.

     5.   Disbursement of Termination Pay.  The aggregate amount of all
          -------------------------------
          termination payments that are payable to Executive as provided in
          Section 4 hereof shall be determined in good faith by Sterling Commerce within 15 days following the Notice Date, and such termination payments shall be distributed by Sterling Commerce to Executive in _____ (__) equal bi-monthly installments beginning thirty
          (30) days following the Notice Date and continuing bi-monthly thereafter.

     6.   Continuation of Medical and Health Benefits.  For a period of _____
          -------------------------------------------
          (__) months following the Notice Date, Sterling Commerce shall arrange to provide Executive, at no additional charge to Executive, with life, medical, dental, health, accident and disability insurance benefits substantially similar to those that Executive is receiving or is entitled to receive immediately prior to the Notice Date, which benefits shall in no event be less than those benefits in effect immediately prior to the Notice Date.

     7.   Continued Participation in Employee Plans.  For a period of _____ (__)
          -----------------------------------------
          months following the Notice Date, the Executive shall continue to participate in Sterling Commerce's Employee Stock Ownership Plan and/or 401(k) Plan and any other such plans as may be adopted in the future for the benefit and retention of Sterling Commerce's executive officers. In no event will Sterling Commerce be required to make any new grants of options to such Executive under Sterling Commerce's Stock Option Plan after the Notice Date.

     8.   Change-in-Control.  Sterling Commerce and the Executive are parties to
          -----------------
          a Change-in-Control Severance Agreement, dated the date hereof (as such agreement may be amended from time to time, the "Change-in-Control Agreement"). Notwithstanding anything contained in this Agreement to the contrary, in the event the Notice Date occurs under circumstances in which the Executive would otherwise be entitled to receive payments and benefits under both this Agreement and the Change-in-Control Agreement, the Executive shall have the right to elect to receive payments and benefits under either this Agreement or the Change-in-Control Agreement, but not both. Within five business days following the Notice Date under circumstances in which this
          Section 8 would apply, Sterling Commerce shall provide the Executive, in writing, a reasonably detailed determination of the payments and other benefits under each of this Agreement and the Change-in-Control Agreement. The Executive shall make the election provided for in this
          Section 8 within thirty calendar days after Executive's receipt of the written determination referred to in the preceding sentence; provided, however, that if such election is not so made within such 30-day period, the Executive shall be irrevocably deemed to have elected to receive payments and benefits under the Change-in-Control Agreement. Prior to the date on which Executive makes or is deemed to have made the election referred to above, he shall receive all benefits under Sections 4, 5, 6 and 7 of this Agreement as if the Executive had made the election to receive benefits and payments under this Agreement.

     9.   Termination of Employment Under Certain Circumstances.  In the event
          -----------------------------------------------------
          the Notice Date occurs and Sterling Software offers to Executive, and Executive accepts, an increase in compensation and benefits as a senior executive of Sterling Software such that Executive's compensation and benefits at Sterling Software following the Notice Date are reasonably equivalent to the combined compensation and benefits Executive was entitled to at both Sterling Commerce and Sterling Software prior to the Notice Date, Executive shall not be entitled to the benefits provided for in Sections 4, 5, 6 and 7 of this Agreement, notwithstanding anything in this Agreement to the contrary.

     10.  Full-time Employment.  Sterling Commerce agrees that, if Executive's
          --------------------
          employment at Sterling Software is terminated, with or without cause (including but not limited to a termination by the Executive pursuant to Section 3(b) of that certain Change-in-Control Severance Agreement between Sterling Software and Executive, dated the date hereof) or Executive has received from Sterling Software the notice of termination contemplated in Section 3 of that certain Severance Agreement between

          Executive and Sterling Software, dated the date hereof, and in either event Executive is willing and able to devote his or her full-time efforts to Sterling Commerce, Sterling Commerce shall promptly offer to increase Executive's compensation and benefits under this Agreement to a level reasonably equivalent to the combined compensation and benefits Executive was entitled to at both Sterling Commerce and Sterling Software immediately prior to such termination or notice of termination, as the case may be.

     11.  Miscellaneous.
          -------------

          (i) Notices, demands, payments, reports and correspondence shall be addressed to the parties hereto at the address for such party set forth below or such other places as may from time to time be designated in writing to the other party. Notices hereunder shall be deemed to be given on the date such notices are actually received.

                 If to Sterling Commerce, to:  8080 N. Central Expressway
                                               Suite 1100
                                               Dallas, Texas 75206
                                               Attention: President

                 If to Executive, to:



          (ii) This Agreement shall be binding upon Sterling Commerce and Executive and their respective successors, assigns, heirs and personal representatives.

          (iii) The substantive laws of the State of Texas shall govern the validity, construction, enforcement and interpretation of the provisions of this Agreement.

     Executed by the parties hereto on the date first set forth above.


                                    EXECUTIVE



                                    ____________________________________
                                    Name: ______________________________


                                    STERLING COMMERCE, INC.



                                    By: ________________________________
                                        Sterling L. Williams
                                        Chairman of the Board and Chief
                                        Executive Officer